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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported) AUGUST 10, 2000
                                                         ---------------

                                BIDHIT.COM, INC.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)

       000-27685                                         91-1973193
       ---------                                         ----------
(Commission File Number)                      (IRS Employer Identification No.)


8259 122ND AVENUE NE, KIRKLAND, WASHINGTON                    98033
------------------------------------------                    -----
(Address of Principal Executive Offices)                    (Zip Code)


                                 (425) 889-9500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         18702 North Creek Parkway, Suite 204, Bothell, Washington 98011


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On August 10, 2000, the Board of Directors of Bidhit.com, Inc. (the "Company") approved and recommended the engagement of the accounting firm of BDO Seidman LLP ("BDO") as its certifying accountants for the fiscal ended December 31, 2000 to replace the accounting firm of Davidson & Company, Chartered Accountants ("Davidson"), the dismissal of which was approved and recommended by the Board on the same date. During the periods for which Davidson has served as the Company's certifying accountants, Davidson's reports on the financial statements of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the periods for which Davidson has served as the Company's certifying accountants through August 10, 2000, the date of BDO's engagement, there have been no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which, if not resolved to Davidson's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

     Neither the Company nor anyone on its behalf has consulted BDO regarding:
(i) the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report nor oral advice provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304 (a) (1) (iv) of Regulation S-B).

     The Company has asked that Davidson furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of Davidson's letter to the SEC, dated August 15, 2000 is filed as Exhibit 16 to this Form 8-K.

ITEM 7. EXHIBITS

     The following document is filed as part of this Report:

16.1 Letter to SEC from Davidson & Company, dated August 15, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        BIDHIT. COM, INC.

Date:  August 15, 2000                  /s/ Timothy Black
                                       -------------------------------------
                                       Title: President/CEO